                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     December 7, 2004
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                         VSUS TECHNOLOGIES INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                   002-98748-D                 43-2033337
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(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)

                622 Third Avenue, 33rd Floor, New York, New York        10017
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                    (Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code   (212) 972-1400
                                                   -----------------------------

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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

         [  ]  Written communications pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

         [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
               Act (17 CFR 240.14a-12)

         [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02.      TERMINATION OF MATERIAL DEFINITIVE AGREEMENT

         As of January 1, 2004, we entered into a Consulting Agreement with Gen.
Daniel Rothschild. Pursuant to the Consulting Agreement, Gen. Rothschild served as a strategic consultant and director of ours. In consideration for these services, we agreed to pay Gen. Rothschild a fee of $7,500 per quarter, plus a commission of 5% of the net proceeds of any sales generated by his services. In addition, we granted him options to purchase 120,000 shares of our common stock, at an exercise price of $0.51 per share.

         On December 7, 2004, Gen. Rothschild resigned as a director of ours, as further set forth in Item 5.02 below.

         In accordance with Section 2 thereof, either party had the right to terminate the Consulting Agreement at any time, upon sixty (60) days prior written notice. Since Gen. Rothschild's services as a director were material to the Consulting Agreement, we terminated the Consulting Agreement, as of the date of his resignation.

         As a result of his resignation, 100,000 of the stock options we granted to Gen. Rothschild, which had not already vested, automatically expired on the date thereof. In addition, the 20,000 stock options, which had already vested, shall expire on March 6, 2005, unless Gen. Rothschild exercises them prior to that date.

ITEM 5.02.      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective as of December 7, 2004, Gen. Daniel Rothschild resigned as a director of ours. Gen. Rothschild did not hold any positions on any committee of the board of directors at the time of his resignation. The reasons cited for his resignation, were our lack of a directors & officers insurance policy and his dissatisfaction with the amount of information provided to him.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not Applicable

         (b) Not Applicable

         (c) Exhibits

         Exhibits
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           10.1       Consulting Agreement with Gen. Daniel Rothschild, dated
                      January 1, 2004(1)
           17.1       Letter of Resignation of Gen. Daniel Rothschild, dated
                      December 7, 2004(2)
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(1) Incorporated by reference from our Current Report on Form 8-K, dated June 9,
    2004, which we filed on June 17, 2004
(2) Filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                         VSUS TECHNOLOGIES INCORPORATED

Date:   December 13, 2004                By:   /s/ Amiram Ofir
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                                                   Amiram Ofir
                                                   Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.       Exhibit Title
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   10.1           Consulting Agreement with Gen. Daniel Rothschild, dated
                  January 1, 2004(1)

   17.1           Letter of Resignation of Gen. Daniel Rothschild, dated
                  December 7, 2004(2)
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(1) Incorporated by reference from our Current Report on Form 8-K, dated June 9,
    2004, which we filed on June 17, 2004
(2) Filed herewith